SUPPLEMENT TO THE
FIDELITY FOREIGN
CURRENCY FUNDS'
FEBRUARY 28, 1997
PROSPECTUS

THE FUNDS ARE CLOSED TO NEW AND EXISTING INVESTORS
EFFECTIVE JUNE 1, 1997.
PROPOSED LIQUIDATION. The Managing General Partners of Fidelity Deutsche Mark Performance Portfolio, L.P., Fidelity Sterling Performance Portfolio, L.P. and Fidelity Yen Performance Portfolio, L.P. (the "Funds") have approved the liquidation of the Funds on or before December 31, 1997.
In connection with the liquidation, shareholders of the Funds will be able to transfer their investment into other Fidelity retail funds on a no-load basis if they redeem from the Funds before the Funds' anticipated liquidation date of December 15, 1997. The liquidation or redemption of partnership interests will be a taxable event for Limited Partners.